UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
November 21, 2003

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2099
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition

On November 21, 2003, Franklin Covey Co. announced its financial results for the quarter and fiscal year ended August 31, 2003. The earnings release attached hereto as an exhibit to this current report on Form 8-K and is being furnished under both Item 9 and Item 12 of Form 8-K.

Item 7. Financial Statements and Exhibits

      (c)     Exhibits:

                 99.1 Earnings release dated November 21, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN COVEY CO.

Date:	November 21, 2003

By:	/S/ STEPHEN D. YOUNG

Stephen D. Young
Chief Financial Officer